CONFIDENTIAL TREATMENT REQUEST

[ * ] Indicates information that has been omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.

Amendment to Research and Licensing Agreement

This Amendment to the Research and Licensing Agreement (the “Amendment”) is effective as of December 23rd, 2007 (“Effective Date”), by and among GammaCan Ltd. (“GammaCan”) and Tel Ha’Shomer-Medical Research Infrastructure and Services LTD. (“THM”). Each of THM and GammaCan shall be referred to as a “Party” or together as the “Parties”.

WHEREAS, GammaCan and THM have entered into a Research and Licensing Agreement, dated December 13, 2005 and acknowledged by Dr. Miri Blank (the “Original Agreement”);

          WHEREAS, the Parties hereto wish to amend certain provisions of the Original Agreement for the purpose of including the VitiGam™ Product, which is solely and exclusively owned by GammaCan, in the Research Project (as such term is defined in the Original Agreement) in order for THM to receive royalties from Net Sales and other revenues (as set forth below).

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement;

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.	Section 1.2A is hereby added to the Original Agreement as follows:

1.2A. “GammaCan Rights”: shall mean all conceptions, intellectual property, inventions, data, information, materials, and rights thereof to: (i) GamtnaCan’s VitiGam™ Product and to the technology and know-how relating to anti-angiogenesis, (ii) the patents and patent applications listed in Exhibit B hereto, acquired by GammaCan from ARP BioMed Ltd. (“ARP”); (iii) the conceptions, know-how and ideas derived from the manuscripts listed in Exhibit C acquired by GammaCan from ARP; (iv) the conceptions, know-how and ideas derived from the presentation attached as Exhibit D acquired by GammaCan from ARP; (v) all conceptions, ideas, inventions, technologies, know-how and scientific and technical information derived from (i), (ii), (iii) or (iv) above; and/or (vi) any patents or patent applications claiming and/or disclosing subject matter of (i), (ii), (iii) and/or (iv) herein (collectively, the “GammaCan Rights”), including any current or prior Research Projects and any and all research activities conducted by THM.

2.	Section 1.4 is hereby deleted in its entirety, and replaced by new Section 1.4 as follows:

1.4 “Licensed Product” shall mean any product developed in connection with and/or based on the Subject Technology and covered by a Valid Claim of a Patent, and/or based on the GammaCan Rights.

3.	Section 1.7 is hereby amended as follows: “Appendix 2” shall be renumbered as “Appendix 1”.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4.	Section 1.9 is hereby deleted in its entirety and a new Section 1.9 shall be added as follows:

“Research Period” shall mean a two (2) year term beginning on January 1st 2007 and ending on December 31st 2008, and any extension thereof on a going forward calendar year basis to which THM and GammaCan shall mutually agree in writing. If at any time the Principal Investigator has reason(s) to believe work will not be completed within the Research Period, the Principal Investigator will advise GammaCan of the reason(s) and length of time required to complete the Research Project and the Research Period shall be extended accordingly.

5.	Section 1.10 is hereby amended as follows: “Appendix 1” shall be renumbered as “Appendix 2”.

6.

Section 1.12, the following words at the end of Section 1.12 are deleted “In addition, not included in such sublicense consideration is equity investments” and replaced with “In addition, not included in such sublicense consideration are proceeds of fundraising including equity investments, debt, convertible debt, warrants, and any other financial instruments.”

7.	Section 2.1 is hereby deleted in its entirety and a new Section 2.1 shall be added as follows:

The Research Project as set forth in Appendix 2, shall be conducted by and under the direction of the Principal Investigator. THM shall provide personnel, facilities, and resources as required, and in accordance with the Research Project, to accomplish the work necessary to complete the Research Project. The Principal Investigator will be responsible for the execution and implementation of the Research Project in accordance with all applicable policies of the Hospital and all applicable Israeli laws and regulations. The Parties have agreed to the Research Project as set forth in Appendix 2. The Parties agree that sixty (60) days prior to the end of the Research Period both Parties shall have mutually negotiated in good faith and agreed to the continuance of the Research Project as set forth in a future amended appendix. The Parties agree that within three (3) weeks from the Effective Date of this Amendment, the Parties shall have mutually negotiated in good faith and agreed to the Research Project which shall be attached as Appendix 2 of the Original Agreement.

8.	Section 3.4 is hereby deleted in its entirety, and replaced by new Section 3.4 as follows

3.4	Sublicense Fees: In the event that GammaCan or its Affiliates grants a Sublicense to a Sublicensee in a given jurisdiction, GammaCan shall pay sublicense payments to THM as follows:

	i)	An amount equal to seven and one half percent (7.5%) of Sublicense Fees actually received from such Sublicensee up to Six Million Six Hundred Sixty Seven Thousand U.S dollars (US$6,666,667); and

	ii)	An amount equal to eight percent (8.0%) of Sublicense Fees actually received

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

from such Sublicensee for all amounts above Six Million Six Hundred Sixty Seven Thousand U.S dollars (US$6,666,667).

9.	A new Section 3.5 shall be added as follows:

3.5

Warrants: Upon the execution and delivery hereof, GammaCan International, Inc. shall execute and deliver to THM a warrant, substantially in the form of Exhibit A, attached hereto, exercisable for an aggregate of 500,000 shares of common stock of GammaCan International, Inc. on the terms, and subject to the conditions, set forth therein. Within 30 days following the acceptance by the U.S. Food and Drug Administration of each new Investigational New Drug (“IND”) application that arises from, and is the direct result of work described in, a current or prior Research Project pursuant to the Research and Licensing Agreement, dated December 13, 2005, as amended by this Amendment thereto, excluding any INDs pertaining to VitiGam™, GammaCan International, Inc. will issue to THM a warrant, substantially in the form of Exhibit A, attached hereto, to acquire an aggregate of 250,000 shares of common stock of GammaCan International, Inc., the exercise price of which shall be the closing price at the date of the issuance thereof. The warrant granted to THM pursuant to this Section 3.5 may not be transferred, assigned, negotiated, or otherwise disposed of in any manner. The securities issued upon the exercise of the warrant may not be transferred, assigned, negotiated, or otherwise disposed of in any manner prior to July 1, 2009, and thereafter solely in accordance with the terms and conditions of the warrant.

10.	Section 4 is hereby deleted in its entirety and replaced by new Sections 4.1 and 4.2 that shall be added as follows:

4.1 Research Funding: During the first year of the Research Period, GammaCan shall pay THM the amount of fifty thousand U.S. dollars (US$50,000) + V.A.T to be paid for research performed by THM pursuant to the Research Project and the terms of this Agreement. During the second year of the Research Period, GammaCan shall pay THM the amount of four hundred and fifty thousand U.S. dollars (US$450,000) + V.A.T to be paid in equal quarterly installments. The above of which is as a result of the delay in the execution of this Amendment. Payments shall be made in Israeli currency according to the prevailing representative rate of exchange on the date of payment. The projected budget made under this Section shall be set forth in Appendix 1, as amended from time to time under his Agreement. The Parties agree that within three (3) weeks from the Effective Date of this Amendment, the Parties shall have mutually negotiated in good faith and agreed to the Research Funds which shall be attached as Appendix 1 of the Original Agreement.

4.2 Financial Records: THM shall keep full and correct books of account, enabling the Project Funds to be calculated and monitored separately. GammaCan or its authorized representatives may, on a quarterly basis, upon written notice to THM, examine and monitor any report, records and information in THM’s or the Research Entity’s book of accounts relating to the Project Funds and performance of this Agreement, in order to monitor the use of the Project Funds, and if they are not being used, adjust the amount of the Project Funds.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.	In Section 7.3 the following sentence is hereby added prior to the first line:

THM, acting as the trustee of the Hospital and/or the Fund, is and shall be the sole owner of any and all rights, title and interest in and to the Subject Technology and/or in and to any patents resulting from or arising under current or prior Research Projects and any and all related research activities conducted by THM.

12.	A new Section 13.1 shall be added as follows:

Further, THM represents and warrants that they have no rights or standing to pursue any causes of actions, remedies, injunctions, or any other relief, including but not limited to actions in law or equity, or any arbitration or mediation pertaining to the GammaCan Rights, and that THM hereby waives and releases GarnmaCan, ARP, their present, former and future shareholders, subsidiaries, directors, officers, employees, consultants, advisors, affiliates, agents and other representatives, and their respective successors and assignees, from all demands, actions, claims and liabilities whatsoever related, directly or indirectly, in whole or in part, to the GammaCan Rights. Nothing in this Section 13.1, shall preclude either Party from taking action against the other Party for breaches of any other terms and conditions of this Agreement.

13.	A new Section 1.23 shall be added as follows:

1.23 “Royalty Term” shall mean the period commencing on the Effective Date and ending at the later of either: (i) 20 years; or (ii) upon the last to expire of the Patents.

14.

Throughout the Original Agreement, the term “Licensing Term” is hereby replaced with the term “Royalty Term”, and the term “Principal Investigators” is hereby replaced with the term “Principal Investigator”.

15.

Except for the changes and/or additions stated herein, all the other terms of the Original Agreement shall remain valid and bind the parties without any change. In the case of a contradiction between the provisions of this Amendment and the provisions of the Original Agreement, the provisions of this Amendment shall prevail. Without limiting the generality of the foregoing, the term “Agreement” as used in the Original Agreement shall be deemed to be the Agreement as amended by this Amendment.

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* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

GammaCan Ltd.	Tel Ha’Shomer -Medical Research Infrastructure and Services LTD.
By:	By:

Name:	Name:

Date:	Date:

I confirm and agree:

Dr. Miri Blank

Date:

* Portions of this exhibit have been omitted and filed separately pursuant to an a application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit A

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE FOREGOING IS SUBJECT TO SECTION 23 HEREOF.

THE TRANSFER OF THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.

GAMMACAN INTERNATIONAL, INC.

Warrants for the Purchase of
Shares of Common Stock, Par Value $0.0001 Per Share

No.

          THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received TEL HA’SHOMER MEDICAL HEALTH INFRASTRUCTURE AND SERVICES LTD. (the “Holder”) is entitled to subscribe for, and purchase from, GAMMACAN INTERNATIONAL, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time on or after January 1, 2008 (the “Effective Time”) until 5:00 P.M. New York City local time on the fifth anniversary of the Effective Time (the “Exercise Period”), an aggregate of FIVE HUNDRED THOUSAND (500,000) shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company. This Warrant is initially exercisable at a price per share equal to $________[CLOSING PRICE ON THE EXECUTION DATE], subject to adjustment as provided herein; provided, however, that upon the occurrence of any of the events specified in Section 8 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term

*Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

          As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share”. The Warrant Shares shall be subject to the restrictions on resale set forth in Section 23 hereof, as well as those imposed by applicable law.

          1.          (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Effective Time and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for an aggregate of 500,000 fully paid and nonassessable shares of Common Stock for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at Kiryat Ono Mall, Azorim Center A, 39 Jerusalem Street, 55423 Kiryat Ono, Israel, or at such other place as is designated in writing by the Company, of:

(i) a completed Election to Purchase, in the form set forth in Exhibit I, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii) this Warrant;

          (iii) if this Warrant is not registered in the name of the initial registered Holder, an assignment in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the current Holder; and

          (iv) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

          (b)          This Warrant shall vest in its entirety and shall become exercisable at the close of business on December 31, 2008 (the “Vesting Date”). In the event that the Research and Licensing Agreement, dated December 13, 2005, between the Company and Tel Ha’Shomer Medical Health Infrastructure and Services Ltd., as thereafter amended, shall terminate, prior to the Vesting Date, this Warrant shall terminate and shall thereafter be of no further force or effect.

          (c)          Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise. Such certificate or certificates shall

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

be deemed to have been issued, and any person so designated to be the person or persons entitled to receive the Warrant Shares issuable upon exercise of this Warrant shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the close of business on the date of the surrender of this Warrant and full payment of the Exercise Price.

          2.          Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing, the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

          3.          Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder.

          4.          The Company shall pay all federal and state taxes (other than taxes on income of the Holder), documentary taxes, stamp taxes, if any, and other governmental charges that may be imposed upon the issuance or delivery of this Warrant or upon the issuance or delivery of Warrant Shares upon the exercise of this Warrant, provided, however, that the Company shall not be required to pay any taxes payable in connection with any transfer involved in the issuance or

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

delivery of any Warrants or Warrant Shares in a name other than that of the Holder in respect of which such Warrant Shares are issued. The Company may refuse to deliver the certificates representing the Warrant Shares being issued in a name other than the Holder’s name until the Company receives a sum sufficient to pay any tax that will be due because such shares are to be issued in a name other than the Holder’s name.

          5.          (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

          (b)          The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company’s securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company’s securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes.

          (c)          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant; but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          6.          The Company will (i) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (ii) have the Warrant Shares, upon their issuance, listed on each securities exchange on which the Common Stock (or any other securities included in Warrant Shares) are then listed.

          7.          If the Company purchases or otherwise acquires this Warrant, the Company shall cancel this Warrant, and any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

          8.          The Exercise Price for the Warrants in effect from time to time, and the number of Warrant Shares issuable upon exercise of the Warrants, shall be subject to adjustment as follows:

          (a)          If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 8(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (b)          When any adjustment is required to be made in the Exercise Price pursuant to subsection 8(a), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to product of the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

          (c)          Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 8, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than fifteen (15) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

reasonably practicable after the written request at any time of the Holder (but in any event not later than 15 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number and class or series of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

          (d)          All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (e)          The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share (as hereinafter defined). “Fair Market Value” of a security shall mean, on any given day, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest ask prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and ask prices quoted on the over-the-counter bulletin board (the “OTCBB”) as of 4:00 P.M., New York time, or, if on such day such security is not quoted on the OTCBB, the average of the highest bid and lowest ask prices on such day in the domestic over-the-counter market as reported by the PinkSheet, LLC, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted on the OTCBB or the over-the-counter market, the “Market Price” shall be as determined by the Board of Directors in good faith, absent manifest error.

          9.          Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

          10.          The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

          11.          (a) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                          (b) No provision hereof, in the absence of affirmative action by Holder to Warrant Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

          12.          Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

          13.          All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

if to the Company:

GammaCan International, Inc. Kiryat Ono Mall Azorim Center A 39 Jerusalem Street 55423 Kiryat Ono, Israel

if to the Holder:

As set forth in the Warrant Register of the Company.

                         The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication mailed to the Holder shall be mailed by first class mail or other equivalent means at such Holder’s address and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          14.          The Company and the Holder may from time to time supplement, modify or amend this Warrant.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          15.          All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

          16.          The Company shall not merge or consolidate with or into any other entity unless the entity resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Holder and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

          17.          The validity, interpretation and performance of this warrant shall be governed by the laws of the State of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case sitting in the Borough of Manhattan, City of New York, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this letter agreement. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          18.          The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

          19.          The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

          20.          If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

          21.          This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          22.          In any action or proceeding brought to enforce any provision of this Warrant, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

          22.          Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Warrant on or prior to the end of the Exercise Period. The parties agree to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

          23.          Notwithstanding anything to the contrary in this Warrant, this Warrant may not be transferred, assigned, negotiated, or otherwise disposed of in any manner. Notwithstanding anything herein to the contrary, the Warrants Shares shall not be transferable prior to July 1, 2009 and shall be transferable commencing on such date at the rate of 50,000 per calendar month thereafter. Any number of Warrant Shares not sold during any calendar month commencing July 1, 2009 shall not be carried forward or cumulated to subsequent months.

Dated:

GAMMACAN INTERNATIONAL, INC.

By:

Name:
Title:

[Seal]

Secretary

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT I

ELECTION TO PURCHASE

          The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:

(Name)

(Address, including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:

(Name)

(Address, Including Zip Code)

          In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $          by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:

(Please Print)

Address:

Signature:	DATED:	, 200

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT II

ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:

Name of Assignee	Address	Number of Warrant Shares	Taxpayer Identification Number

and does hereby irrevocably constitute and appoint ______________________, Attorney, to make such transfer on the Warrant Register maintained at the principal office of the Company with full power of substitution in the premises.

Dated:

Signature
(Signature must conform in all respects to name of holder as specified on the face of this Warrant).

Signature Guaranteed:

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit B

[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit C

[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit D

[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.